UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 19, 2024

LuxUrban Hotels Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41473	82-3334945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2125 Biscayne Blvd, Suite 253, Miami, Florida	33137
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 269-5952

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	LUXH	The Nasdaq Stock Market LLC
13.00% Series A Cumulative Redeemable Preferred Stock, $0.00001 par value per share	LUXHP	The Nasdaq Stock Market LLC

Item 2.02	Results of Operations and Financial Condition.

On November 20, 2024, LuxUrban Hotels Inc. (the “Company”) issued a press release (the “Earnings Press Release”) summarizing the financial results for the quarter ended September 30, 2024. The full text of the Earnings Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 8.01.	OTHER EVENTS.

On November 19, 2024, the Company announced the signing of a Non-Binding Letter of Intent (the “LOI”) with Lockwood Development Partners LLC (“Lockwood”) and The Bright Hospitality Management, LLC (“Bright”) proposing to establish a joint venture (“JV”) focused on hotel services and operations. If consummated as contemplated by the LOI, the JV would provide the Company with a $7 million initial capital infusion, leverage advanced technology integration to streamline operations and elevate service offerings, and deliver an enhanced guest experience.

The JV would initially focus on two Company properties in New York City, with the parties to consider expansion of the relationship to include additional Company hotels based on success of the pilot initiative. The collaboration would leverage Lockwood’s established presence in hotel development and Bright’s innovative hospitality technology to create a unique guest experience and optimize operational efficiencies.

The key highlights of the JV are as follows:

●	Initial Capital Investment: Lockwood would initially invest approximately $7 million to address certain obligations in arrears with respect to, and enhance facilities in, the two JV pilot hotels, with potential additional investments reaching up to $35 million if all existing Company hotels are later added to the JV structure.

●	Property Enhancements: The JV will focus on rejuvenating the initial two JV properties, incorporating advanced technologies and amenities designed to improve operational performance and guest satisfaction.

●	Technology-Driven Guest Experience: The JV would leverage Bright's platform, which features AI-driven management tools, to enhance guest satisfaction and streamline hotel operations.

●	Brand Integration: The JV would introduce Lockwood’s Vitality brand to the New York City market, enhancing customer engagement through a loyalty program and cohesive branding strategy.

●	Scalable Growth: The LOI contemplates that the definitive agreements will outline a pathway for expanding the JV to include additional Company properties, contingent upon achieving initial success and obtaining necessary consents and approvals, including the approval of the stockholders and noteholders of the Company and the landlords for any additional properties.

Consummating this initial pilot JV will require approval of the landlords for the pilot hotels, approval of certain of the Company’s debt holders (which has been obtained), and the negotiation and execution by the parties of definitive agreements governing the JV. While the parties will work closely together to secure all consents and approvals and finalize the definitive agreements, there can be no certainty that these will be obtained and executed. There are numerous risks and factors that could result in the terms of the JV being modified or not being consummated or commercially launched at all. The Company will disclose final terms of the definitive agreements if and when same are executed.

On November 20, 2024, the Company issued a press release (the “Joint Venture Press Release”) describing the LOI and contemplated JV. The full text of the LOI Press Release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Forward Looking Statements

This Current Report on Form 8-K, including the exhibits hereto, contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act). The statements contained in this release that are not purely historical are forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Generally, the words “anticipates,” “believes,” “continues,” “could,” “estimates,” “expects,” “intends,” “may,” “might,” “plans,” “possible,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this release may include, for example, statements with respect to the Company’s ability to successfully de-platform its properties from its former franchise partner and operate independently, its ability to improve its working capital and cash flow profiles, enhance its balance sheet and deliver organic revenue growth, scheduled property openings, expected closing of noted lease transactions, the Company’s ability to continue closing on additional leases for properties in the Company’s pipeline, as well the Company’s anticipated ability to commercialize efficiently and profitably the properties it leases and will lease in the future. The forward-looking statements contained in this release are based on current expectations and belief concerning future developments and their potential effect on the Company. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements are subject to a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results of performance to be materially different from those expressed or implied by these forward-looking statements, including those set forth under the caption “Risk Factors” in our public filings with the SEC, including in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on April 15, 2024, the Quarterly Report on Form 10-Q for the three and six months ended June 30, 2024, filed with the SEC on September 25, 2024, and any updates to those factors as set forth in subsequent Quarterly Reports on Form 10-Q or other public filings with the SEC. The forward-looking information and forward-looking statements contained in this Current Report on Form 8-K are made as of the date hereof, and the Company does not undertake to update any forward-looking information and/or forward-looking statements that are contained or referenced herein, except in accordance with applicable securities laws.

ITEM 9.01.	FINANCIAL STATEMENT AND EXHIBITS.

(d)	Exhibits:

Exhibit No.	Description
99.1	Earnings Press Release
99.2	Joint Venture Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 20, 2024	LUXURBAN HOTELS INC.

	By:	/s/ Michael James
		Name:	Michael James
		Title:	Chief Financial Officer

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